 ALPINE EQUITY TRUST
ALPINE SERIES TRUST

SUPPLEMENT DATED APRIL 9, 2018
TO THE PROSPECTUS DATED FEBRUARY 28, 2018

The following language replaces the paragraph titled “Dividend Policy” in the section of the Funds’ Prospectus called “Dividends, Distributions and Taxes”:

Dividend Policy. It is the policy of the International Fund to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. It is the policy of the Infrastructure Fund, the Income & Growth Fund and the Rising Dividend Fund to distribute to shareholders its investment company taxable income, if any, quarterly and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. It is the policy of the Dividend Fund to distribute to shareholders its investment company taxable income, if any, monthly and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Please retain this Supplement for future reference.